UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 23, 2004

                       EDUCATIONAL DEVELOPMENT CORPORATION
             (Exact name of registrant as specified in its charter)

                         Commission file number: 0-4957

           Delaware                                              73-0750007
(State or other jurisdiction of                              (I.R.S. Employer
incorporation or organization)                               Identification No.)

                10302 East 55th Place, Tulsa, Oklahoma 74146-6515
              (Address of principal executive offices and Zip Code)

                                 (918) 622-4522
              (Registrant's telephone number, including area code)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

      (c)   EXHIBITS

            99.1  Press release dated as of June 23, 2004

ITEM 9. REGULATION FD DISCLOSURE

      In accordance with General Instruction B.2. of Form 8-K, the following information and the exhibits referenced therein shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it or they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

      On June 23, 2004, Educational Development Corporation, announced via press release, reports record 1st quarter profits . A copy of the press release is attached hereto.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

    Educational Development Corporation

By: /s/ Randall W. White
    -------------------------------------
    Randall W. White

    President and Chief Executive Officer

Date: June 23, 2004

                                  EXHIBIT INDEX

EXHIBIT
NUMBER            DESCRIPTION
-------           -----------

*99.1             Press release dated as of June 23, 2004

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*Filed herewith.